BLACKSTONE REAL ESTATE INCOME FUND II

Supplement No. 3, dated March 3, 2017, to the

Prospectus, dated April 28, 2016 (the “Prospectus”), for Common Shares of Beneficial Interest

Change in Chief Executive Officer and President

Effective March 3, 2017, Jonathan Pollack became Chief Executive Officer and President of the Fund and the Master Fund. Mr. Pollack replaced Michael Nash in these roles. Mr. Pollack is the Global Head of the Blackstone Real Estate Debt Strategies (“BREDS”) business, of which the Investment Manager is a part, and in his capacity manages its day to day business and investment activities. Mr. Nash will remain Chairman of the Fund and the Master Fund and he continues to be the Chairman of BREDS.

Mr. Pollack, 40, is a portfolio manager of the Master Fund and a Senior Managing Director and the Global Head of BREDS. Since joining Blackstone in 2015, Mr. Pollack has been responsible for overseeing the BREDS business. He is also a member of Blackstone’s real estate investment committee, and serves on the Board of Blackstone Mortgage Trust, Inc. (NYSE: BXMT). Prior to joining Blackstone, Mr. Pollack was a Managing Director and Global Head of Commercial Real Estate, as well as Head of Risk for Structured Finance, at Deutsche Bank. Mr. Pollack joined Deutsche Bank in 1999 from Nomura Group. Mr. Pollack received a B.A. in Economics from Northwestern University. He currently serves on the Board of Trustees of the East Harlem Tutorial Program.

New Member of the Audit Committee

Effective March 3, 2017, Michael Holland became a member of the Fund’s and the Master Fund’s Audit Committee. Mr. Holland has been a Trustee of the Fund and the Master Fund since December 2013.

Capitalized terms not defined herein have the meanings assigned to them in the Prospectus.

Please retain this supplement for future reference.